 3Q19 Earnings call PRESENTATION  October 29, 2019

 This presentation and discussion may contain forward-looking statements regarding the future performance of the Company, including representations about the Company's future financial performance, market conditions, the long-term growth prospects of the Company and its markets, opportunities for market share gains and acquisitions and performance of companies in Astec's markets. These forward-looking statements reflect management’s beliefs and assumptions. They are not guarantees of performance and are therefore subject to risks and uncertainties. The information in this presentation is not an update or reaffirmation of previously disclosed information. Future events and actual results could differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause future events or actual results to differ materially from the Company’s expectations include uncertainty in the economy, rising oil and liquid asphalt prices, rising interest rates, changes in highway funding availability, the timing of large contracts, production capacity, changes in size and mix of backlog, seasonality and cyclicality in operating results, seasonality of sales volumes, demand for the Company's products, competitive activity and those other factors listed from time to time in the Company’s reports filed with the SEC.  Safe Harbor  2

 Astec overview & 3Q19 Highlights  Barry Ruffalo | President & CEO

Astec Industries at a Glance (NASDAQ: ASTE)

Design, Manufacture and Provide Innovative, Productive, Reliable, Eco-friendly and Safe Equipment to Drive Value for Customers and Shareholders

KEY STATISTICS[1]

Founded	1972
Headquarters	Chattanooga, TN
Employees	~4,100
Global Locations	26 in 6 Countries
Market-cap	$732M
Product Categories	100+

TTM 3Q19 REVENUE MIX | ~$1.2B[2]

By Segment


22.1%
41.5%
36.4%
Infrastructure
Aggregate & Mining
Energy

By Geography


22%
78%
Domestic
International

[1] As of 9/30/19; [2] Ex-pellets.

ASTEC INDUSTRIES, INC.
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3Q19 Financial Performance

INCOME STATEMENT

- Revenues decreased 0.3% to $255.8M
- Gross Margin decreased 240 bps to 20.3%
- Adj. EBITDA[1] decreased 22.8% to $10.7M
- Adj. EBITDA[1] margin decreased 120 bps to 4.2%
- Adj. EPS[1] decreased 43.3% to $0.17

BALANCE SHEET AND CASH FLOW

- YTD Adj. FCF of $47.7M
- YTD Adj. FCF Conversion[2] of 179%
- Net cash position
- Dividends of $2.5M or $0.11 per share

Note: All comparisons are YoY, unless otherwise stated. [1] See Appendix for GAAP to Non-GAAP reconciliation table. [2] Calculated by dividing YTD Adjusted FCF by Adjusted Net Income.

ASTEC INDUSTRIES, INC.
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 Total company & Segment financial results  David Silvious | CFO, VP & Treasurer

3Q19 Financial Results ($M, except per share data)

REVENUES


$256.6
(0.3%)
$255.8
3Q18
3Q19

- Equipment sales decreased $3.7M or 2.2%
- Parts sales increased $3.6M or 5.2%
- Domestic sales decreased $4.4M or 2.3%
- International sales increased $3.6M or 5.7%

BACKLOG


$308.6
(21.0%)
$243.9
3Q18
3Q19

- Order intake decreased in oil and gas due to sustained low oil prices
- Road building orders decreased due to lower dealer activity and a softer US market
- Order intake increased in aggregates due to historically high backlog in 2Q18 leading to an easy comp in 3Q18 when backlogs fell

EBITDA[1]


Adjustments
$13.9
(22.8%)
$10.7
$9.9
3Q18
3Q19

- EBITDA decreased due to decrease in gross profit primarily driven by increase in negative absorption variance of $3.8M
- Adj. EBITDA Margin of 4.2% decreased 120 bps YoY
- SGA&E decreased 6.7% driven by lower consulting fees, payroll and benefits, legal and professional fees

EPS[1]


Adjustments
$0.30
(43.3%)
$0.17
$0.13
3Q18
3Q19

- $0.875M of restructuring costs
- Net effective tax rate for the quarter was 17.6%
- Expected effective tax rate for the year is 22%

[1] See Appendix for GAAP to Non-GAAP reconciliation table.

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 8  Infrastructure | 3Q19 Financial Performance ($M)  1.3%  1 See Appendix for GAAP to Non-GAAP reconciliation table.  (40.1%)    Adjustments  Revenues increased in asphalt production equipment while decreasing in road building equipmentEquipment sales increased $1.6M or 3.1% Parts sales were consistent with 3Q18International sales decreased $8.4M or 43.4%Domestic sales increased $9.6M or 14.1%  Infrastructure gross profit impacted by increase of $1.7M in under absorptionGross margin of 17.5% decreased 390 bps  Adjusted EBITDA of $2.6M excludes $0.875M of restructuringEBITDA Margin of 1.9% decreased 300 bps YoY due to gross margin compressionBenefit from $2.1M drop in SGA&E due to reduced payroll and consulting fees  (17.4%)

 9  Aggregate & Mining | 3Q19 Financial Performance ($M)  (2.1%)  (14.2%)  Revenues decreased in aggregate equipment due primarily to lower dealer activityEquipment sales were down $5.9M or 8.8%Parts sales were up $2.5M or 8.5%International sales increased $7.3M or 20.1%Domestic sales decreased $9.4M or 14.4%  Gross profit impacted by increase of $2.1M in under absorptionGross margin of 20.9% decreased 300 bps  EBITDA Margin of 8.8% decreased 290 bps YoY due to gross margin compressionBenefit from $1.0M drop in SGA&E due to payroll reduction and reduced professional fees

 10  Energy | 3Q19 Financial Performance ($M)   0.2%  Equipment sales were down $0.6M or 1.3%Parts sales were up $1.2M or 10.0%International sales increased $4.7M or 70.4%Domestic sales decreased $4.5M or 7.4%  Gross margin of 22.9% increased 40 bps  EBITDA Margin of 10.7% increased 230 bps YoYBenefit from $1.2M drop in SGA&E due to payroll reductions and reduced consulting fees

 Focused on Maintaining a Strong Balance Sheet  Managing Cash Flow and Balance Sheet with Great Financial Discipline  11  KEY HIGHLIGHTSOverall strength of the balance sheet provides the financial flexibility to accomplish long-term strategic initiativesInventory turnover improved to 2.6x from 2.4x a year ago Net cash positionTotal liquidity available of $167.6M  ($M)  9/30/19  Cash and Cash Equivalents  $ 26.3  Total Current Assets  $ 529.9  Total Assets  $ 815.7  Total Current Liabilities  $ 173.1  Total Debt  $ 0.9  Total Liabilities and Equity  $ 815.7  SUMMARY BALANCE SHEET

Disciplined Capital Deployment Framework

Use of Cash Over Last 3 Years

~$196M



12%
14%
40%
34%

- Reinvestments
- Acquisitions
- Dividends
- Share Repurchases

Reinvestments	• Internal investments meeting return objectives of >14% ROIC
Acquisitions	• Future acquisitions to align with growth strategy and meet financial criteria
Returns to Shareholders	• Quarterly dividend of $0.11 per share • $150M repurchase program authorized • Repurchased $24M in 2018

CONTINUALLY EVALUATE STRATEGY TO ENSURE A BALANCED APPROACH

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Key Observations as Newly Appointed CEO

FOUNDATIONAL COMPANY STRENGTHS

- People
- Customer Focus
- Innovation
- Market Position
- Global Footprint
- Balance Sheet

KEY, STRATEGIC OPPORTUNITY AREAS

OPTIMIZED STRUCTURE
Simplify the organization, be closer to customers, make quicker decisions

TECHNOLOGY
Enhance customer engagement with more touch points to provide greater value for all stakeholders

OPERATIONAL EXCELLENCE
Investing in people and tools to be best in class

GLOBAL EXPANSION
Driving our strategy for international growth

PROFITABLE GROWTH
Align organizational structure and optimize product portfolio to maximize shareholder value

EXCELLENT FOUNDATION TO CREATE SHAREHOLDER VALUE

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Aligned Strategy for Profitable Growth

SIMPLIFY

- Leveraging global footprint and scale while maintaining strong customer relationships
- Reduce organizational structure complexity
- Consolidate and rationalize footprint and product portfolio
- Optimize supply chain by leveraging size and scale of business

FOCUS

- Strengthen customer-centric approach by providing a holistic set of solutions
- Drive commercial excellence
- Embrace and streamline operational excellence processes
- Enhance accountability through a performance-based culture with aligned KPIs and incentives

GROW

- Reinvigorate innovation with a new product development approach
- Leverage technology and digital connectivity to enhance customer experience
- Capitalize on global growth opportunities
- Allocate capital effectively to drive greatest shareholder value

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Company Targets  15    Long-term Goals  Revenue Growth  5% - 10%  EBITDA Margin  > 12%  EPS Growth  > 10%  FCF Conversion1  > 100% Net Income  ROIC  > 14%    Create Value for Shareholders    Alignment to Incentive Plan    Stand through Cycles  1 Calculated by dividing YTD Adjusted FCF by Adjusted Net Income.

 Key Investment Highlights  16  Leadership positions within attractive niche markets in industries benefitting from long-term secular trends including population growth, urbanization and aging infrastructure    Industry-leading reputation for innovation, high-quality products and superior customer service    Recurring, high-margin aftermarket revenue driven by a large global installed base    Financial strength to execute our strategic priorities to improve productivity and drive long-term earnings growth    Refreshed Board members supporting new experienced leadership team to drive long-term shareholder value creation              1  2  3  4  5

 Q&A

   18  Contact Information  STEVE ANDERSONVP of Administration & Director of Investor RelationsPhone: 423-553-5934Email: sanderson@astecindustries.com

 Appendix

 Income Statement  20

 Balance Sheet  21

 Non-GAAP to GAAP Reconciliation Table  Q3 2019  As Reported (GAAP)  Restructuring Charges  Pellet Plant Sale  As Adjusted (Non-GAAP)  Consolidated          Op Income  $3,342  $875  -  $4,217  Income Tax Expense (Benefit) 1  632  (132)  -  764  Net Income attrib. to controlling interest  3,010  743  -  3,753  EPS  0.13  0.04  -  0.17  EBITDA  9,869  875  -  10,744  Infrastructure          EBITDA  1,681  875  -  2,556  YTD September 30, 2019 Consolidated          Free Cash Flow  66,251  1,431  (20,000)  47,682  Income Tax Expense (Benefit) 1  11,421  132  (4,731)  6,822  Net Income attrib. to controlling interest  $40,662  $1,299  $(15,269)  $26,692            1 Tax effect on restructuring charges is calculated using the applicable jurisdictional blended tax rate.